Exhibit 99.1

Guess? Co-Founders Maurice and Paul Marciano and CEO Carlos Alberini Partner with

Authentic Brands Group to Take Guess? Private

Guess? Shareholders to Receive $16.75 Per Share in Cash; Transaction Values Guess?

at Approximately $1.4 Billion Representing a Premium of Approximately 73% to Guess?’s Unaffected Closing Common Stock Price on March 14, 20251

As Part of This Transaction, Guess? Will Enter Into a Strategic Partnership with Authentic Brands Group Whereby Authentic Will Own 51% of Guess? IP and the Rolling Stockholders Will Own 49% of Guess? IP; Current Guess? Management Will Continue to Run the Business and Own 100% of the Operating Company

LOS ANGELES, August 20, 2025 – Guess?, Inc. (NYSE: GES) today announced it has signed a definitive agreement for certain existing Guess? shareholders (collectively, the “Rolling Stockholders”), including Maurice Marciano, Paul Marciano, Nicolai Marciano, and Carlos Alberini and certain of their respective trusts, foundations and affiliates, to enter into a strategic partnership with Authentic Brands Group LLC (“Authentic”), under which, in connection with the take-private transaction, Authentic will acquire 51% of substantially all Guess? intellectual property after which all of the outstanding common stock of Guess? not already beneficially owned by the Rolling Stockholders will be acquired in an all-cash transaction that values Guess? at approximately $1.4 billion, including debt. The Rolling Stockholders will own 49% of all Guess? intellectual property, and current Guess? management will continue to run the business and own 100% of the operating company.

Under the terms of the agreement, Guess? shareholders (other than the Rolling Stockholders) will receive $16.75 per share in cash, representing a premium of approximately 73% to Guess?’s unaffected closing common stock price on March 14, 2025, the last trading day prior to Guess?’s press release announcing its receipt of a non-binding acquisition proposal from a third party.

“Today’s announcement is the result of a thoughtful and independent review by the Special Committee of the Guess? Board of Directors to maximize value for Guess? shareholders,” said Alex Yemenidjian, Chairman of the Guess? Board of Directors and Chairman of the Special Committee. “With the assistance of financial and legal advisors, the Special Committee evaluated a number of potential options and unanimously determined that the transaction with Authentic and the Rolling Stockholders is the best path forward for Guess?, providing Guess? shareholders with immediate and certain cash value at a compelling premium.”

“Over our 44-year history, Guess? has established itself as a global leader in the fashion industry, and today marks another significant milestone on our journey,” said Paul Marciano, Guess? Co-Founder and Chief Creative Officer. “Guess? has always worked to create a strong network of licensing partners, and joining forces with Authentic – the world’s second largest licensor with a powerful lifestyle and entertainment platform – will enable us to build on this foundation and expand our reach as a global lifestyle brand. Guess?’s incredible legacy is a direct result of our unparalleled understanding of our customers and commitment to creating innovative and iconic designs that stand the test of time. I am grateful to our world-class team members and partners and look forward to continuing to work closely with Carlos and our talented leaders in this new chapter.”

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Represents a premium of approximately 73% to Guess?’s unaffected closing common stock price on March 14, 2025, the last trading day prior to Guess?’s press release announcing its receipt of a non-binding acquisition proposal from a third party.

“Through this transaction, we look forward to building on the significant progress we have made to strengthen our organization, improve brand awareness and elevate customer engagement,” said Carlos Alberini, Guess? Chief Executive Officer. “As a private company benefiting from the perspectives of a globally recognized licensing partner, Guess? will have enhanced flexibility to navigate today’s complex operating environment and execute on a more targeted, long-term strategy, enabling us to even better serve customers around the world. I want to thank the Special Committee for their diligent work to determine the best value creation opportunity for our shareholders, as well as express my gratitude to Paul for his decades of visionary leadership and continued partnership on the road ahead.”

“Guess? is a powerhouse brand that has defined style and culture for over 40 years,” said Jamie Salter, Founder, Chairman and CEO of Authentic. “We have tremendous respect for the Marcianos and their team, who have built an innovative, heritage-rich brand with incredible global reach and an established ecosystem of partners. We are excited to build on this legacy in partnership with them as Guess? enters its next chapter within our platform.”

Transaction Details

The transaction is expected to close in the fourth quarter of Guess?’s 2026 fiscal year, subject to satisfaction or waiver of regulatory and other customary conditions, including approval by the holders of a majority of Guess?’s outstanding common stock and a majority of the votes cast by the unaffiliated stockholders of Guess?.

The Guess? Board of Directors, with Paul Marciano and Carlos Alberini recusing themselves, unanimously approved the proposed transaction upon the unanimous recommendation of the Special Committee of independent and disinterested directors that led the review and negotiation of this transaction.

The Rolling Stockholders have agreed to roll over their shares of common stock and incentive equity of Guess? in connection with, and vote their shares of common stock in favor of, the proposed merger and the other transactions contemplated by the Merger Agreement, with such voting obligation terminating if the Merger Agreement is validly terminated, including in connection with a “superior proposal.”

The transaction is not subject to a financing condition. The transaction will be financed through a combination of rollover equity by the Rolling Stockholders and cash commitments by Authentic. Under the terms of the Indenture, dated as of April 17, 2023, between Guess? and U.S. Bank Trust Company, National Association, as trustee, holders of Guess?’s 3.75% convertible senior notes due 2028 (the “Convertible Notes”) will have certain rights to cause the repurchase, redemption or conversion of their Convertible Notes in connection with the transaction.

Guess? expects to pay a quarterly cash dividend of $0.225 cents per share through the closing of the transaction.

Upon completion of the transaction, Guess?’s common stock will no longer be listed on any public market.

Advisors

Solomon Partners is acting as financial advisor to the Special Committee, and Willkie Farr & Gallagher LLP and Young Conaway Stargatt & Taylor LLP are acting as legal counsel to the Special Committee.

O’Melveny & Myers LLP and Morris, Nichols, Arsht & Tunnell LLP are acting as legal counsel to Guess? and Joele Frank is serving as strategic communications advisor.

The Sage Group, LLC is acting as financial advisor and Jones Day and Ropes & Gray LLP are acting as legal counsel to the Rolling Stockholders.

J.P. Morgan Securities LLC is acting as financial advisor and Latham & Watkins LLP is acting as legal counsel to Authentic.

About Guess?

Guess? designs, markets, distributes and licenses a lifestyle collection of contemporary apparel, denim, handbags, watches, eyewear, footwear and other related consumer products. Guess? products are distributed through branded Guess? stores as well as better department and specialty stores around the world. As of May 3, 2025, Guess? directly operated 1,074 retail stores in Europe, the Americas and Asia. Guess?’s partners and distributors operated 527 additional retail stores worldwide. As of May 3, 2025, Guess? and its partners and distributors operated in approximately 100 countries worldwide. For more information about Guess?, please visit www.guess.com.

About Authentic Brands Group

Authentic Brands Group (Authentic) is the world’s leading owner of sports, lifestyle and entertainment intellectual property. It acquires and owns iconic brands, positions them for long-term growth and partners with top-tier operators to scale globally, all while delivering bold storytelling and marketing that brings each brand to life.

Authentic owns more than 50 global brands, generating approximately $32 billion in annual systemwide retail sales. These brands have a significant presence in 150 countries, with more than 29,000 freestanding stores and shop-in-shops, as well as 500,000 points of sale worldwide. Authentic’s portfolio of globally recognized brands includes Shaquille O’Neal, David Beckham, Reebok, Champion, Nautica, Elvis Presley, Marilyn Monroe, Sports Illustrated, Eddie Bauer, Aéropostale, Lucky Brand, Nine West, Brooks Brothers, Juicy Couture, Vince Camuto, Dockers, Quiksilver, Billabong, Sperry, Hunter and Ted Baker. Through its joint venture with Saks Global, Authentic Luxury Group (ALG), it drives growth for luxury and accessible luxury brands, including Barneys New York, Judith Leiber, Hervé Léger, Vince, Neiman Marcus, Saks Fifth Avenue and Saks OFF 5TH.

For more information, visit authentic.com.

Follow Authentic on LinkedIn, Instagram and WeChat.

Additional Information Regarding the Transaction and Where to Find It

This press release relates to the proposed transaction (the “Transaction”) involving Guess? and Authentic. In connection with the proposed Transaction, Guess? intends to file relevant materials with the SEC, including a proxy statement on Schedule 14A relating to its special meeting of stockholders (the “Proxy Statement”) . The Proxy Statement will contain important information about the proposed Transaction and related matters. Guess?, affiliates of Guess? and Authentic, Parent and Merger Sub intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”) with the SEC. Guess? may also file other relevant documents with the SEC regarding the Transaction. This press release is not a substitute for the Proxy Statement, the Schedule 13E-3 or any other document that Guess? may file with the SEC or send to its stockholders in connection with proposed Transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, INVESTORS AND STOCKHOLDERS OF GUESS? ARE URGED TO CAREFULLY READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE SCHEDULE 13E-3 AND OTHER RELEVANT MATERIALS IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GUESS?, THE PROPOSED TRANSACTION AND RELATED MATTERS.

The Proxy Statement (and any amendments or supplements thereto), Schedule 13E-3 and other relevant materials will be filed with the SEC and mailed or otherwise made available to Guess?’s stockholders. Guess?’s stockholders may obtain free copies of the Proxy Statement (and any amendments or supplements thereto), Schedule 13E-3, and other documents Guess? files with the SEC from the SEC’s website at www.sec.gov or through the Investors portion of Guess?’s website at investors.guess.com under the link “SEC Filings” or by contacting Guess?’s Investor Relations by e-mail at IR@guess.com.

Participants in the Solicitation

Guess? and its executive officers and directors and certain other members of management and employees and Authentic may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from Guess?’s stockholders in connection with the proposed Transaction. Information regarding Guess?’s directors and executive officers and their ownership of Guess?’s common stock is set forth in the definitive proxy statement for its 2025 annual meeting of stockholders (available here), which was filed with the SEC on May 16, 2025. Other information regarding the participants in the proxy solicitation and a description of their interests will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in respect of the proposed Transaction when they become available. These documents can be obtained free of charge from the sources indicated above.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which include all statements that do not relate solely to historical or current facts. Forward-looking statements, which are frequently indicated by terms such as “expect,” “could,” “will,” “should,” “goal,” “strategy,” “believe,” “estimate,” “continue,” “outlook,” “plan,” “create,” “see,” “proposed,” “intend,” and similar terms, are only expectations, and involve known and unknown risks and uncertainties, which may cause actual results in future periods to differ materially from what is currently anticipated. These forward-looking statements include, but are not limited to, statements regarding expected timing and anticipated completion of the Transaction, anticipated effects of the proposed Transaction, the treatment of outstanding equity and equity awards of Guess?, any consideration of alternative proposals, financing sources for the Transaction, future dividend payments, and other characterizations of future events or circumstances. These forward-looking statements are based on management’s current beliefs, as well as assumptions made by, and information currently available to, Guess?, all of which are subject to change and are made only as of the date hereof. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including: the risk that the proposed Transaction may not be completed in a timely manner or at all; the failure to satisfy any of the conditions to the proposed pre-closing restructuring described in the Merger Agreement or to the consummation of the proposed Transaction, including the receipt of certain regulatory approvals; the failure to obtain requisite stockholder approvals; the occurrence of any fact, event, change, development or circumstance that could give rise to the termination of the Merger Agreement, including in circumstances requiring Guess? to pay a termination fee; the effect of the announcement or pendency of the proposed Transaction on Guess?’s business relationships, operating results and business generally; risks that the proposed Transaction disrupts Guess?’s current plans and operations; Guess?’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, suppliers, licensees, landlords and others with whom it does business, in light of the proposed Transaction; risks related to diverting management’s attention from Guess?’s ongoing business operations; unexpected costs, charges or expenses resulting from the proposed Transaction; potential litigation relating to the proposed Transaction that could be instituted against the parties to the Merger Agreement or their respective directors, managers or officers, including the effects of any outcomes related thereto; continued availability of capital and financing and rating agency actions; certain restrictions during the pendency of the Transaction that may impact Guess?’s ability to pursue certain business opportunities or strategic transactions; the possibility that the parties to the Transaction may not achieve some or all of any anticipated benefits with respect to Guess?’s business and the Transaction may not be completed in accordance with the parties’ expected plans or at all; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the risk that Guess?’s stock price may decline significantly if the Transaction is not consummated; unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, war or hostilities, as well as management’s response to any of the aforementioned factors; the impact of adverse general and industry-specific economic and market conditions; uncertainty as to timing of completion of the proposed Transaction; legislative, regulatory and economic developments affecting Guess?’s business and other risks and uncertainties associated with Guess?’s businesses set forth in Guess?’s SEC filings, including, but not limited to, its Annual Report on Form 10-K for the fiscal year ended February 1, 2025, as updated from time to time in subsequent filings with the SEC. No list or discussion of risks or uncertainties should be considered a complete statement of all potential risks and uncertainties. Unlisted or unknown factors may present significant additional obstacles to the realization of forward-looking statements. Guess? undertakes no obligation to provide revisions or updates to any forward-looking statements, whether as a result of new information, future events or otherwise, should circumstances change, except as otherwise required by law.

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CONTACTS:

Investors

Guess?, Inc.

Investor Relations

Fabrice Benarouche

Senior Vice President Finance, Investor Relations and Chief Accounting Officer

(213) 765-5578

ir@guess.com

Media

Eric Brielmann / Leigh Parrish / Kaitlin Kikalo

Joele Frank, Wilkinson Brimmer Katcher

(212) 355-4449

Guess-media@joelefrank.com